UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 24, 2014

3D SYSTEMS CORPORATION
(Exact name of Registrant as Specified in its Charter)

Delaware	1-34220	95-4431352
(State or other jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

333 Three D Systems Circle Rock Hill, South Carolina, 29730
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (803) 326-3900

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On November 24, 2014, the registrant announced that 3D Systems, Inc., a California corporation and wholly owned subsidiary of the registrant, had entered into a definitive agreement and plan of merger to acquire all of the outstanding ordinary shares of Cimatron Ltd. ("Cimatron") for $8.97 per share in cash, subject to reduction by a pro-rata (per share) portion of the amount, if any, by which Cimatron's transaction expenses relating to the transaction exceed $2 million. Cimatron is a provider of integrated 3D CAD/CAM software products and solutions for manufacturing. The transaction is subject to customary closing conditions, including requisite regulatory approvals and the approval of Cimatron's shareholders.

A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein. The information in this Item (and in such press release) shall not be deemed "filed" with the Securities and Exchange Commission for purposes of the Securities Exchange Act of 1934, as amended, nor incorporated by reference in any registration statement filed by the registrant under the Securities Act of 1933, as amended.

Item 8.01. Other Events.

On November 24, 2014, the registrant announced that 3D Systems, Inc., a California corporation and wholly owned subsidiary of the registrant, had entered into a definitive agreement and plan of merger to acquire all of the outstanding ordinary shares of Cimatron Ltd. ("Cimatron") for $8.97 per share in cash, subject to reduction by a pro-rata (per share) portion of the amount, if any, by which Cimatron's transaction expenses relating to the transaction exceed $2 million. Cimatron is a provider of integrated 3D CAD/CAM software products and solutions for manufacturing. The transaction is subject to customary closing conditions, including requisite regulatory approvals and the approval of Cimatron's shareholders.

Forward-Looking Statements

Certain statements made in this filing that are not statements of historical or current facts, including statements regarding the expected timetable for completing the proposed transaction, benefits and synergies of the proposed transaction, future opportunities for the combined company and products, future financial performance and any other statements regarding the registrant's future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. Forward-looking statements often use words such as "anticipate", "target", "expect", "estimate", "intend", "plan", "goal", "believe", "hope", "aim", "continue", "will", "may", "would", "could" or "should" or other words of similar meaning or the negative thereof. These statements are subject to numerous risks and uncertainties, many of which are beyond the companies' control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: failure to obtain the required votes of Cimatron's shareholders; the timing to consummate the proposed transaction; satisfaction of the conditions to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction otherwise does not occur; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Cimatron; the effects of the business combination of the registrant and Cimatron, including the combined company's future financial condition, results of operations, strategy and plans; expected synergies and other benefits from the proposed transaction and the ability of the registrant to realize such synergies and other benefits; expectations regarding regulatory approval of the transaction; results of litigation, settlements, and investigations; the availability and alternative uses of the registrant's cash; actions by third parties, including governmental agencies; protection of intellectual property rights and against cyber attacks; compliance with environmental laws; changes in government regulations and regulatory requirements; risks of international operations, including risks relating to unsettled political conditions, war, the effects of terrorism, and foreign exchange rates and controls, international trade and regulatory controls. The factors described under the headings "Forward-Looking Statements," "Cautionary Statements and Risk Factors," and "Risk Factors" in the registrant's report on Form 10-K for the year ended December 31, 2013 and other U.S. Securities and Exchange Commission (the "SEC") filings of the registrant discuss some of the important risk factors identified that may affect these factors and the registrant's business, results of operations and financial condition. The registrant undertakes no obligation to revise or update publicly any forward-looking statements for any reason. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.
	99.1	Press Release dated November 24, 2014 regarding acquisition of Cimatron Ltd.

The information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION
Date: November 24, 2014
	By:	/s/ ANDREW M. JOHNSON
	Name:	Andrew M. Johnson
	Title:	Executive Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release dated November 24, 2014 regarding acquisition of Cimatron Ltd.